Exhibit 10.20
     AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT and CONSENT AGREEMENT dated as of March 23, 2006 (this “Amendment”), among Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), Town Sports International, Inc., a New York corporation (“TSI”), and those of the Stockholders (as defined in the Stockholders Agreement referred to below) that are signatory hereto (the Company, TSI and such Stockholders are herein referred to collectively as the “Parties”).
RECITALS
     A. The Parties and certain other Stockholders have entered into that certain Stockholders Agreement dated as of February 4, 2004 (“Stockholders Agreement”).
     B. The Parties desire to amend the Stockholders Agreement in accordance with Section 10 of the Stockholders Agreement.
AGREEMENT
     NOW, THEREFORE, on the basis of the preceding facts, and in consideration of the mutual agreements and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:
     1. Definitions. Unless the context otherwise requires, all capitalized and other defined terms not defined in this Amendment shall have the respective meanings accorded to them in the Stockholders Agreement.
     2. Amendments.
          (a) The Stockholders Agreement hereby is amended to provided that, for all purposes of the Stockholders Agreement, Mark Smith shall cease to be deemed an “Executive”, as such term is defined in the Stockholders Agreement, but shall continue to be deemed a “Stockholder” as such term is defined in, and for all purposes of, the Stockholders Agreement.
          (b) Section 6 of the Stockholders Agreement hereby is amended to add the following new sentence at the end thereof:
“For the avoidance of doubt, this Section 6 shall not apply with respect to an Initial Public Offering.”
          (c) Section 14 of the Stockholders Agreement hereby is amended to add the following new paragraph at the end thereof:
     “(k) Initial Public Offering. Notwithstanding anything in this Agreement to the contrary, this Agreement will terminate automatically and be of no further force and effect upon the consummation of an Initial Public Offering.”

     3. Consent.
          (a) As Mark Smith has resigned or is resigning from the Board, pursuant to Section 2(a)(ii)(B) of the Stockholders Agreement, those Parties owning a majority of the Executive Shares (voting as a single class) hereby consent to the election of Robert Giardina to the Board.
          (b) Pursuant to clause (iv) of Section 11 of the Stockholders Agreement, those Parties holding at least 70% of the Stockholder Shares (excluding Mark Smith) hereby consent to the transactions relating to Mark Smith referred to in Schedule A attached hereto.
     4. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York.
     5. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
     6. Bound Parties. The Stockholders Agreement is being amended by this Amendment pursuant to Section 10 of the Stockholders Agreement and the amendments to the Stockholders Agreement shall be effective upon the execution and delivery of this Amendment by the requisite approval of the Company and those Stockholders specified in Section 10 of the Stockholders Agreement. The consent referred to in Section 3(a) shall be effective upon the execution and delivery of this Amendment by those Parties holding a majority of the Executive Shares (voting as a single class). The consent contained in Section 3(b) shall be effective upon the execution and delivery of this Amendment by those Parties holding at least 70% of the Stockholders Shares (excluding Mark Smith).
     7. Stockholders Agreement. Except as expressly amended by this Amendment, the Stockholders Agreement otherwise shall remain unaffected and shall be in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date first above written.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:	/S/ RICHARD PYLE

Name: Richard Pyle
Title: Chief Financial Officer
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

TOWN SPORTS INTERNATIONAL, INC.

By:	/S/ RICHARD PYLE

Name: Richard Pyle
Title: Chief Financial Officer
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

BRUCKMANN, ROSSER, SHERRILL & CO., LP

By:	/s/ BRUCE BRUCKMANN

Name:
Title:
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

FARALLON CAPITAL PARTNERS, L.P.

BY: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

BY: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

RR CAPITAL PARTNERS, L.P.

BY: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

BY: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

CANTERBURY DETROIT PARTNERS, L.P.

By:	/S/ PATRICK TURNER

Name: Patrick Turner
Title: Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

CANTERBURY MEZZANINE CAPITAL, L.P.

By:	/S/ PATRICK TURNER

Name: Patrick Turner
Title: Member
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

ROSEWOOD CAPITAL, L.P.

By:	/S/ KYLE ANDERSON

Name: Kyle Anderson
Title: Managing Director
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

CS EQUITY LLC

By:	/S/ JASON M. FISH

Name: Jason M. Fish
Title: President
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

BCB PARTNERSHIP

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

NAZ PARTNERSHIP

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

MERRILL LYNCH PEARCE FENNER & SMITH, CUSTODIAN FOR THE BENEFIT OF PAUL D. KAMINSKI IRA

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

DB SECURITIES INC., CUSTODIAN FOR THE BENEFIT OF PAUL D. KAMINSKI IRA

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ KEITH ALESSI

KEITH ALESSI
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ PAUL ARNOLD

PAUL ARNOLD
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

BRUCE BRUCKMANN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

ELIZABETH MCSHANE
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

BEVERLY PLACE
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]